WELLS  HOME                                  Wells Fargo Home Mortgage
FARGO  MORTGAGE                              One Home Campus
                                             Des Moines, IA 50328-0001



                     Wells Fargo Bank, N.A.

                  Servicer Compliance Statement


1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2006 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2006.

/s/John B. Brown
----------------
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.




March 1, 2007



                                               Wells Fargo Home Mortgage
                                   is a division of Wells Fargo Bank, NA


EXHIBIT A


                                                               MASTER SERVICER/
  CLIENT          INV#               INV                          TRUSTEE              DEALNAME
--------------------------------------------------------------------------------------------------------------------------------
106               C15        CITIGRP PMSR CMLTI 06-HE2           CITIGROUP        CMLTI 2006-HE2
--------------------------------------------------------------------------------------------------------------------------------
106               C20        CITIGROUP PMSR CMLT106HE3           CITIGROUP        CMLTI 2006-HE3
--------------------------------------------------------------------------------------------------------------------------------
                             CITIGROUP PMSR
106               C18        CMLTI06NC2                          CITIGROUP        CMLTI 2006-NC2
--------------------------------------------------------------------------------------------------------------------------------
708               C18        CITIGROUP                           CITIGROUP        CMLTI 2006-NC2
--------------------------------------------------------------------------------------------------------------------------------
708               B51        CITIGROUP                           CITIGROUP        CMLTI 2006-WF1
--------------------------------------------------------------------------------------------------------------------------------
708               B67        CITIGROUP                           CITIGROUP        CMLTI 2006-WF2
--------------------------------------------------------------------------------------------------------------------------------
708               B33        CITIGROUP                           CITIGROUP        CMLTI 2006-WFHE1
--------------------------------------------------------------------------------------------------------------------------------
708               438        CITIGROUP                           CITIGROUP        CMLTI 2006-WFHE2
--------------------------------------------------------------------------------------------------------------------------------
708               C15        CITIGROUP                           CITIGROUP        CMLTI 2006-WFHE2
--------------------------------------------------------------------------------------------------------------------------------
708               823        CITIGROUP                           CITIGROUP        CMLTI 2006-WFHE3
--------------------------------------------------------------------------------------------------------------------------------
708               837        CITIGROUP                           CITIGROUP        CMLTI 2006-WFHE4
--------------------------------------------------------------------------------------------------------------------------------
                             CITIGROUP PMSR
106               C06        CMLTI06WMC                          CITIGROUP        CMLTI 2006-WMC1
--------------------------------------------------------------------------------------------------------------------------------
708               C06/7      CITIGROUP                           CITIGROUP        CMLTI 2006-WMC1
--------------------------------------------------------------------------------------------------------------------------------
                             CITIGROUP PMSR
106               C07        CMLTI06WMC                          CITIGROUP        CMLTI 2006-WMC1 DSI
--------------------------------------------------------------------------------------------------------------------------------
